SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2004

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 28, 2004 Palomar Medical Technologies, Inc. issued a press release announcing earnings for the three months ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Title
99.1	Press Release dated October 28, 2004 entitled “ PALOMAR MEDICAL REPORTS RECORD REVENUES AND PROFITABILITY FOR THIRD QUARTER 2004 Revenues Increase by 52 Percent; Operating Income Increases by 300 Percent”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: October 28, 2004

EXHIBIT INDEX

Number	Title
99.1	Press Release dated October 28, 2004 entitled “ PALOMAR MEDICAL REPORTS RECORD REVENUES AND PROFITABILITY FOR THIRD QUARTER 2004 Revenues Increase by 52 Percent; Operating Income Increases by 300 Percent”